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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 30, 1996
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                           The Female Health Company
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             (Exact Name of Registrant as Specified in its Charter)

                               Wisconsin
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             (State or Other Jurisdiction of Incorporation)

        0-18849                                            39-1144397
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(Commission File Number)                          (I.R.S. Employer I.D. Number)

   919 North Michigan Avenue
          Suite 2208
      Chicago, Illinois                                       60611
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(Address of Principal Executive                            (Zip Code)
          Offices)

                                 312-280-2281
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             (Registrant's telephone number; including area code)

                                      N/A
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         (Former Name or Former Address if Changed Since Last Report)
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Item 4.  Changes In Registrant's Certifying Accountant.
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     As previously reported, in February 1996, the Board of Directors of The
Female Health Company (the "Company") decided to seek competitive bids for the Company's outside accounting work from various independent auditors. During this process, Ernst & Young LLP, the former independent auditors for the Company ("Ernst & Young"), formally resigned as independent auditors of the Company on February 21, 1996.

     After discussions with various firms, on May 30, 1996, the Company engaged the firm of McGladrey & Pullen, LLP as the Company's independent auditors for the 1996 fiscal year.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE FEMALE HEALTH COMPANY
Date: May 30, 1996
                                 /s/ O.B. Parrish
                              BY________________________________________
                                 O.B. Parrish, Chairman and Chief
                                 Executive Officer